Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Timing of Equity Awards
We do not maintain a policy or practice regarding the timing of grants of stock options or stock appreciation rights because we do not currently grant these types of awards under our long-term incentive program. Instead, we grant RSUs and PSUs. While we do not maintain a formal policy governing the timing of RSU or PSU grants, annual equity awards to our Named Executive Officers and other eligible employees are generally granted at the Compensation Committee’s regularly scheduled meeting in February of each year, which is scheduled well in advance. Outside of the annual equity award cycle, equity awards may be granted at other times during the year, such as in connection with new hires, promotions, retention arrangements or other appropriate circumstances.